UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2014

INDEPENDENCE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

3020 Old Ranch Parkway, Suite 300, Seal Beach, CA 90740

(Address of principal executive offices)(Zip Code)

(562) 799-5588

(Company's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

The board of directors of Independence Energy Corp., a Nevada corporation (the “Company”), recently completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015. As a result of this process and following careful deliberation, on August 26, 2014, the board of directors approved the dismissal of PLS CPA, a professional corporation (“PLS”), as the Company’s independent registered public accounting firm.

The reports of PLS on the Company's financial statements as of and for the years ended January 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. As a result of the Company’s substantial losses reported during these periods, the PLS reports were modified due to uncertainty as to the Company’s ability to continue as a going concern.

During the years ended January 31, 2014 and 2013, and the subsequent interim period through August 26, 2014, (i) there were no disagreements, as contemplated by Item 304(a)(1)(iv) of Regulation S-K under the Securities Act of 1933, as amended (“Regulation S-K”), with PLS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PLS' satisfaction, would have caused PLS to make reference to the subject matter thereof in connection with its reports for such years and (ii) there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PLS with a copy of the disclosures it is making in this Current Report on Form 8-K, and requested from PLS a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures. A copy of PLS’ letter dated September 2, 2014 is attached as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm.

On August 26, 2014, the Company, with the approval and recommendation of its board of directors, engaged Pannell Kerr Forster of Texas, P.C., to serve as the Company's independent registered public accounting firm for the remainder of the year ending January 31, 2015. During the years ended January 31, 2014 and 2013, and the subsequent interim period through August 26, 2014, the Company did not consult with PKF regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that PKF concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as contemplated by Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from PLS CPA dated September 2, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2014	Independence Energy Corp.

	By:	/s/ Howard J. Taylor
	Name:	Howard J. Taylor
	Title:	Chief Executive Officer and Director

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